SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                             Form 8-K/A

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934

 Date of Report (Date of earliest event reported):  January 31, 1997


                INTERNATIONAL NURSING SERVICES, INC.
       (Exact Name of Registrant as specified in its charter)


Colorado                        0-24768                  84-1123311
(State or other jurisdiction  (Commission file number)  (IRS Employer
of incorporation)                                      Identification No.)

360 South Garfield, Suite 400, Denver, Colorado               80209
(Address of principal executive offices)                   (ZIP Code)

                           (303) 393-1515
        (Registrant's telephone number, including area code)

                           Not applicable
    (Former name or former address, if changed since last report)



  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the business acquired as an amendment to the Form 8-K.

b) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K.


                                                               Reg. S-K
Exhibit No.                   Description                       Item No.

*2.1                    Asset Purchase Agreement
                         dated as of January 31, 1997 by and
                         among Colorado Therapists On
                         Call, Inc., Professional HealthCare
                         Providers, Inc., CoreStaff, Inc., and
                         International Nursing Services, Inc.        2

*99.1                   Press Release of the Registrant dated
                         February 4, 1997                           99

x99.2                   Pro Forma Financial Statements              99

x99.3                   Financial Statements of TherAmerica, Inc.   99

* Previously filed
x Filed herewith



                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTERNATIONAL NURSING SERVICES, INC.
                                 (Registrant)

Dated: April 4, 1997            /s/John P. Yeros
                                By:  John P. Yeros
                                Title: Chief Executive Officer